Exhibit 21

TELEPHONE AND DATA SYSTEMS, INC.

SUBSIDIARY COMPANIES

December 31, 2015

SUBSIDIARY COMPANIES	STATE OF ORGANIZATION

U.S. CELLULAR
UNITED STATES CELLULAR CORPORATION	DELAWARE
BANGOR CELLULAR TELEPHONE, L.P.	DELAWARE
BARAT WIRELESS, INC.	DELAWARE
BARAT WIRELESS, L.P.	DELAWARE
CALIFORNIA RURAL SERVICE AREA #1, INC.	CALIFORNIA
CARROLL PCS, INC.	DELAWARE
CARROLL WIRELESS, L.P.	DELAWARE
CEDAR RAPIDS CELLULAR TELEPHONE, L.P.	DELAWARE
CELLVEST, INC.	DELAWARE
CENTRAL CELLULAR TELEPHONES, LTD.	ILLINOIS
CHAMPLAIN CELLULAR, INC.	NEW YORK
COMMUNITY CELLULAR TELEPHONE COMPANY	TEXAS
CROWN POINT CELLULAR, INC.	NEW YORK
DUBUQUE CELLULAR TELEPHONE, L.P.	DELAWARE
EASTERN NORTH CAROLINA CELLULAR JOINT VENTURE	DELAWARE
HARDY CELLULAR TELEPHONE COMPANY	DELAWARE
HUMPHREYS COUNTY CELLULAR, INC.	DELAWARE
INDIANA RSA # 5, INC.	INDIANA
INDIANA RSA NO. 4 LIMITED PARTNERSHIP	INDIANA
INDIANA RSA NO. 5 LIMITED PARTNERSHIP	INDIANA
IOWA RSA # 3, INC.	DELAWARE
IOWA RSA # 9, INC.	DELAWARE
IOWA RSA # 12, INC.	DELAWARE
JACKSONVILLE CELLULAR PARTNERSHIP	NORTH CAROLINA
JACKSONVILLE CELLULAR TELEPHONE COMPANY	NORTH CAROLINA
KANSAS #15 LIMITED PARTNERSHIP	DELAWARE
KENOSHA CELLULAR TELEPHONE, L.P.	DELAWARE
LAB465, LLC	ILLINOIS
MADISON CELLULAR TELEPHONE COMPANY	WISCONSIN
MAINE RSA # 1, INC.	MAINE
MAINE RSA # 4, INC.	MAINE
MCDANIEL CELLULAR TELEPHONE COMPANY	DELAWARE
MINNESOTA INVCO OF RSA # 7, INC.	DELAWARE
NEWPORT CELLULAR, INC.	NEW YORK
NH #1 RURAL CELLULAR, INC.	NEW HAMPSHIRE
OREGON RSA #2, INC.	OREGON
PCS WISCONSIN, LLC	WISCONSIN
RACINE CELLULAR TELEPHONE COMPANY	WISCONSIN
TENNESSEE NO. 3, LIMITED PARTNERSHIP	TENNESSEE
TEXAHOMA CELLULAR LIMITED PARTNERSHIP	TEXAS
TEXAS INVCO OF RSA # 6, INC.	DELAWARE
TOWNSHIP CELLULAR TELEPHONE, INC.	DELAWARE
UNITED STATES CELLULAR INVESTMENT CO. OF OKLAHOMA CITY, INC.	OKLAHOMA
UNITED STATES CELLULAR INVESTMENT COMPANY, LLC	DELAWARE
UNITED STATES CELLULAR INVESTMENT CORPORATION OF LOS ANGELES	INDIANA
UNITED STATES CELLULAR OPERATING COMPANY LLC	DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF BANGOR	MAINE
UNITED STATES CELLULAR OPERATING COMPANY OF CEDAR RAPIDS	DELAWARE

UNITED STATES CELLULAR OPERATING COMPANY OF CHICAGO, LLC	DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF DUBUQUE	IOWA
UNITED STATES CELLULAR OPERATING COMPANY OF KNOXVILLE	TENNESSEE
UNITED STATES CELLULAR OPERATING COMPANY OF MEDFORD	OREGON
UNITED STATES CELLULAR OPERATING COMPANY OF YAKIMA	WASHINGTON
UNITED STATES CELLULAR TELEPHONE COMPANY (GREATER KNOXVILLE), L.P.	TENNESSEE
USCC DISTRIBUTION CO., LLC	DELAWARE
USCC FINANCIAL L.L.C.	ILLINOIS
USCC PURCHASE, LLC	DELAWARE
USCC REAL ESTATE CORPORATION	DELAWARE
USCC SERVICES, LLC	DELAWARE
USCC WIRELESS INVESTMENT, INC.	DELAWARE
USCCI CORPORATION	DELAWARE
USCIC OF FRESNO	CALIFORNIA
USCOC NEBRASKA/KANSAS, INC.	DELAWARE
USCOC NEBRASKA/KANSAS, LLC	DELAWARE
USCOC OF CENTRAL ILLINOIS, LLC	ILLINOIS
USCOC OF CHICAGO REAL ESTATE HOLDINGS, LLC	DELAWARE
USCOC OF CUMBERLAND, LLC	DELAWARE
USCOC OF GREATER IOWA, LLC	DELAWARE
USCOC OF GREATER MISSOURI, LLC	DELAWARE
USCOC OF GREATER NORTH CAROLINA, LLC	DELAWARE
USCOC OF GREATER OKLAHOMA, LLC	OKLAHOMA
USCOC OF JACK/WIL, INC.	DELAWARE
USCOC OF JACKSONVILLE, LLC	DELAWARE
USCOC OF LACROSSE, LLC	WISCONSIN
USCOC OF OREGON RSA # 5, INC.	DELAWARE
USCOC OF PENNSYLVANIA RSA NO. 10-B2, INC.	DELAWARE
USCOC OF RICHLAND, INC.	WASHINGTON
USCOC OF ROCHESTER, INC.	DELAWARE
USCOC OF SOUTH CAROLINA RSA # 4, INC.	SOUTH CAROLINA
USCOC OF TEXAHOMA, INC.	TEXAS
USCOC OF VIRGINIA RSA # 3, INC.	VIRGINIA
USCOC OF WASHINGTON-4, INC.	DELAWARE
USCOC OF WILMINGTON, LLC	DELAWARE
VERMONT RSA NO. 2-B2, INC.	DELAWARE
WASHINGTON RSA # 5, INC.	WASHINGTON
WESTELCOM CELLULAR, INC.	NEW YORK
WESTERN SUB-RSA LIMITED PARTNERSHIP	DELAWARE
WILMINGTON CELLULAR PARTNERSHIP	NORTH CAROLINA
WILMINGTON CELLULAR TELEPHONE COMPANY	NORTH CAROLINA
YAKIMA MSA LIMITED PARTNERSHIP	DELAWARE

TDS TELECOMMUNICATIONS
TDS TELECOMMUNICATIONS CORPORATION	DELAWARE

INCUMBENT LOCAL EXCHANGE COMPANIES
AMELIA TELEPHONE CORPORATION	VIRGINIA
ARCADIA TELEPHONE COMPANY	OHIO
ARIZONA TELEPHONE COMPANY	ARIZONA
ARVIG TELEPHONE COMPANY	MINNESOTA
ASOTIN TELEPHONE COMPANY	WASHINGTON
BADGER TELECOM, LLC	DELAWARE
BLACK EARTH TELEPHONE COMPANY, LLC	DELAWARE
BLUE RIDGE TELEPHONE COMPANY	GEORGIA
BONDUEL TELEPHONE COMPANY, LLC	DELAWARE
BRIDGE WATER TELEPHONE COMPANY	MINNESOTA
BURLINGTON, BRIGHTON & WHEATLAND TELEPHONE COMPANY, LLC	DELAWARE

BUTLER TELEPHONE COMPANY, INC.	ALABAMA
CALHOUN CITY TELEPHONE COMPANY, INC.	MISSISSIPPI
CAMDEN TELEPHONE AND TELEGRAPH COMPANY, INC.	GEORGIA
CAMDEN TELEPHONE COMPANY, INC.	INDIANA
CENTRAL STATE TELEPHONE COMPANY, LLC	DELAWARE
CHATHAM TELEPHONE COMPANY	MICHIGAN
COBBOSSEECONTEE TELEPHONE COMPANY	MAINE
COMMUNICATION CORPORATION OF MICHIGAN	MICHIGAN
COMMUNICATIONS CORPORATION OF INDIANA	INDIANA
COMMUNICATIONS CORPORATION OF SOUTHERN INDIANA	INDIANA
CONCORD TELEPHONE EXCHANGE, INC.	TENNESSEE
CONTINENTAL TELEPHONE COMPANY	OHIO
DELTA COUNTY TELE-COMM, INC.	COLORADO
DEPOSIT TELEPHONE COMPANY, INC.	NEW YORK
DICKEYVILLE TELEPHONE, LLC	DELAWARE
EASTCOAST TELECOM OF WISCONSIN, LLC	DELAWARE
EDWARDS TELEPHONE COMPANY, INC.	NEW YORK
GRANTLAND TELECOM, LLC	DELAWARE
HAMPDEN TELEPHONE COMPANY	MAINE
HAPPY VALLEY TELEPHONE COMPANY	CALIFORNIA
HARTLAND & ST. ALBANS TELEPHONE COMPANY	MAINE
HOLLIS TELEPHONE COMPANY, INC.	NEW HAMPSHIRE
HOME TELEPHONE COMPANY, INC.	INDIANA
HORNITOS TELEPHONE CO.	CALIFORNIA
HUMPHREYS COUNTY TELEPHONE COMPANY	TENNESSEE
ISLAND TELEPHONE COMPANY	MICHIGAN
KEARSARGE TELEPHONE COMPANY	NEW HAMPSHIRE
LESLIE COUNTY TELEPHONE COMPANY	KENTUCKY
LEWIS RIVER TELEPHONE COMPANY, INC.	WASHINGTON
LEWISPORT TELEPHONE COMPANY	KENTUCKY
LITTLE MIAMI COMMUNICATIONS CORPORATION	OHIO
LUDLOW TELEPHONE COMPANY	VERMONT
MAHANOY & MAHANTANGO TELEPHONE COMPANY	PENNSYLVANIA
MCCLELLANVILLE TELEPHONE COMPANY, INC.	SOUTH CAROLINA
MCDANIEL TELEPHONE COMPANY	WASHINGTON
MERRIMACK COUNTY TELEPHONE COMPANY	NEW HAMPSHIRE
MID-AMERICA TELEPHONE, INC.	OKLAHOMA
MID-PLAINS TELEPHONE, LLC	DELAWARE
MID-STATE TELEPHONE COMPANY	MINNESOTA
MIDWAY TELEPHONE COMPANY, LLC	DELAWARE
MOSINEE TELEPHONE COMPANY, LLC	DELAWARE
MT. VERNON TELEPHONE COMPANY, LLC	DELAWARE
MYRTLE TELEPHONE COMPANY, INC.	MISSISSIPPI
NELSON-BALL GROUND TELEPHONE COMPANY	GEORGIA
NEW CASTLE TELEPHONE COMPANY	VIRGINIA
NORTHFIELD TELEPHONE COMPANY	VERMONT
NORWAY TELEPHONE COMPANY, INC.	SOUTH CAROLINA
OAKMAN TELEPHONE COMPANY, INC.	ALABAMA
OAKWOOD TELEPHONE COMPANY	OHIO
OKLAHOMA COMMUNICATION SYSTEMS, INC.	OKLAHOMA
ORISKANY FALLS TELEPHONE CORPORATION	NEW YORK
PEOPLES TELEPHONE COMPANY, INC.	ALABAMA
PERKINSVILLE TELEPHONE COMPANY, INC.	VERMONT
PORT BYRON TELEPHONE COMPANY	NEW YORK
POTLATCH TELEPHONE COMPANY	IDAHO
QUINCY TELEPHONE COMPANY	FLORIDA
RIVERSIDE TELECOM, LLC	DELAWARE

S & W TELEPHONE COMPANY, INC.	INDIANA
SALEM TELEPHONE COMPANY	KENTUCKY
SCANDINAVIA TELEPHONE COMPANY, LLC	DELAWARE
SHIAWASSEE TELEPHONE COMPANY	MICHIGAN
SOMERSET TELEPHONE COMPANY	MAINE
SOUTHEAST MISSISSIPPI TELEPHONE COMPANY, INC.	MISSISSIPPI
SOUTHEAST TELEPHONE CO. OF WISCONSIN, LLC	DELAWARE
SOUTHWESTERN TELEPHONE COMPANY	ARIZONA
ST. STEPHEN TELEPHONE COMPANY	SOUTH CAROLINA
STOCKBRIDGE & SHERWOOD TELEPHONE COMPANY, LLC.	DELAWARE
STRASBURG TELEPHONE COMPANY	COLORADO
SUGAR VALLEY TELEPHONE COMPANY	PENNSYLVANIA
TELLICO TELEPHONE COMPANY, INC.	TENNESSEE
TENNESSEE TELEPHONE COMPANY	TENNESSEE
TENNEY TELEPHONE COMPANY, LLC	DELAWARE
THE FARMERS TELEPHONE COMPANY, LLC	DELAWARE
THE HOME TELEPHONE COMPANY OF PITTSBORO, INC.	INDIANA
THE ISLAND TELEPHONE COMPANY	MAINE
THE MERCHANTS AND FARMERS TELEPHONE COMPANY	INDIANA
THE STATE LONG DISTANCE TELEPHONE COMPANY, LLC	DELAWARE
THE VANLUE TELEPHONE COMPANY	OHIO
THE WEST PENOBSCOT TELEPHONE & TELEGRAPH COMPANY	MAINE
TIPTON TELEPHONE COMPANY, INC.	INDIANA
TOWNSHIP TELEPHONE COMPANY, INC.	NEW YORK
TRI-COUNTY TELEPHONE COMPANY, INC.	INDIANA
UNION TELEPHONE COMPANY	NEW HAMPSHIRE
UTELCO, LLC	DELAWARE
VERNON TELEPHONE COMPANY, INC.	NEW YORK
VIRGINIA TELEPHONE COMPANY	VIRGINIA
WARREN TELEPHONE COMPANY	MAINE
WAUNAKEE TELEPHONE COMPANY, LLC	DELAWARE
WEST POINT TELEPHONE COMPANY, INCORPORATED	INDIANA
WILLISTON TELEPHONE COMPANY	SOUTH CAROLINA
WILTON TELEPHONE COMPANY, INC.	NEW HAMPSHIRE
WINSTED TELEPHONE COMPANY	MINNESOTA
WINTERHAVEN TELEPHONE COMPANY	CALIFORNIA
WOLVERINE TELEPHONE COMPANY	MICHIGAN

OTHER COMPANIES
TDS COMMUNICATION SOLUTIONS, INC.	DELAWARE
TDS LONG DISTANCE CORPORATION	DELAWARE
TDS METROCOM, LLC	DELAWARE
TDS TELECOM SERVICE CORPORATION	IOWA
TRI-COUNTY COMMUNICATIONS CORPORATION	INDIANA

TDS GROUP
AFFILIATE FUND	DELAWARE
AIRADIGM COMMUNICATIONS, INC.	WISCONSIN
COMMVEST, INC.	DELAWARE
M.C.T. COMMUNICATIONS, INC.	NEW HAMPSHIRE
MSN COMMUNICATIONS, INC.	COLORADO
NATIONAL TELEPHONE & TELEGRAPH COMPANY	DELAWARE
ONENECK IT SERVICES CORPORATION	DELAWARE
ONENECK IT SOLUTIONS LLC	DELAWARE
ONENECK UK LIMITED	UNITED KINGDOM
SUTTLE-STRAUS, INC.	WISCONSIN
TDS BAJA BROADBAND LLC	DELAWARE

TDS BROADBAND LLC	DELAWARE
TDS BROADCASTING LLC	DELAWARE
TEAM DES MOINES PARTNERS, LLC	DELAWARE
TEAM MADISON PARTNERS, LLC	IOWA
TEAM TECHNOLOGIES, LLC	DELAWARE
TDSI CORPORATION	DELAWARE
VISI INCORPORATED	DELAWARE
VITAL SUPPORT SYSTEMS, LLC	IOWA